UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

H-CYTE, INC.

(Name of Registrant as Specified in Its Charter)

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H-CYTE, Inc.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

To the stockholders of H-CTYE, Inc. (the “Company” or “H-CYTE”):

The purpose of this letter and the enclosed information statement (the “Information Statement”) is to inform you that the stockholder holding a majority of our issued and outstanding voting power of the Company’s common stock, par value $0.001 per share (the “Common Stock”), has acted by written consent in lieu of a meeting.

On January 10, 2022, a majority of the stockholders (the “Majority Shareholders”) holding approximately 69% of the Company’s outstanding voting power through both ownership of our Common Stock and Preferred Stock by written consent:

1.	approved a reverse stock split (the “Reverse Stock Split”) at a ratio of between one-for-one-hundred and one-for-four-hundred (the “Ratio”); and

2.	adopted an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to effect the Reverse Stock Split and restate certain other provisions therein.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the Majority Shareholders holding more than 50.1% of our voting securities on January 10, 2022, your vote or consent is not requested or required. This Information Statement is being provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C. Under Section 78.320 of the Nevada Revised Statutes, any action required or permitted by the Nevada Revised Statutes to be taken at a meeting of stockholders of a Nevada corporation may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by stockholders holding at least a majority of the voting power. As such, no stockholder meeting was required, and no other stockholder approval is required. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT FEBRUARY [      ], 2022 TO STOCKHOLDERS OF RECORD AS OF [      ], 2022.

By order of the Board of Directors

/s/
Name:	Michael Yurkowsky
Title:	Chief Executive Officer
Date:	[ ], 2022

H-CYTE, INC.

201 East Kennedy Blvd, Suite 700
Tampa, Florida 33602

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

ABOUT THE INFORMATION STATEMENT

This Information Statement (the “Information Statement”) is first being mailed on or about [          ], 2022 to the stockholders of record of H-Cyte, Inc. a Nevada corporation (referred to herein as “we,” “us,” “our,” or “the Company”), as of the close of business on [             ], 2022 (the “Record Date”). This Information Statement is being furnished to you for information purposes only, to inform you that holder of majority outstanding voting power through both ownership of our shares of the common stock, par value $0.001 per share (“Common Stock”) and voting proxies over certain shares of Common Stock has adopted, by written consent, resolutions authorizing us to amend and restate our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) at a ratio of between one-for-one-hundred (1:100) and one-for-four-hundred (1:400) (the “Ratio”).

Summary of the Corporate Actions

On January 15, 2022, our board of directors (the “Board”) unanimously adopted the resolutions approving the Reverse Stock Split and Amended and Restated Certificate of Incorporation (the “Action Date”).

The above item, or “Proposal,” is more fully described in the accompanying Information Statement. The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our amended and restated bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of the numbers of voting capital stock required to approve the action at a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the holders of a majority of our issued and outstanding shares of voting capital stock to reduce the costs and implement the Reverse Stock Split in a timely manner.

The securities entitled to vote on the Proposals consist of the issued and outstanding common stock, par value $0.001 per share (“Common Stock”), and preferred stock, par value $0.001 per share, of the Company.

On January 10, 2022, a majority of the stockholders of the Company (the “Majority Shareholders”), which owned approximately 69% of the total issued and outstanding shares of our Common Stock, acted by written consent to approve the Reverse Stock Split and adopt the amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to effect the Reverse Stock Split.

In accordance with Rule 14c-2 under the Securities Exchange Act, the stockholder actions taken by written consent will become effective no earlier than 20 calendar days after the date on which this Information Statement is sent or given to our stockholders. This Information Statement is first being mailed on or about [      ], 2022 to the Company’s stockholders of record as of the Record Date.

Voting and Vote Required

The affirmative vote of a majority of the voting securities outstanding on the Action Date was required for approval of the Proposal. As of the Action Date, the Company’s voting securities consisted of 164,799,792 shares of Common Stock, and 501,887,532 shares of Series A Preferred Stock. The Majority Stockholders collectively held 15,518,111 shares of Common Stock and 351,416,470 shares of Series A Preferred Stock as of the close of business on the Action Date, which entitled the Majority Stockholders to an aggregate of 366,934,581 voting shares    representing approximately 69% of the outstanding voting power, and through their Written Consent voted in favor of the Proposal. Therefore, no other stockholder consents will be obtained in connection with the action described in this Information Statement.

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PROPOSAL 1 THE

REVERSE STOCK SPLIT

Purpose of the Reverse Stock Split Amendment

The Company is expected to complete the Reverse Stock Split to increase the number of shares available for future issuance, including for potential business combination transactions.

Impact of the Reverse Stock Split

The immediate effect of a Reverse Stock Split would be to reduce the number of shares of Common Stock outstanding, and to increase the trading price of the Common Stock. However, the effect of any Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the effects of reverse stock splits for companies in similar circumstances vary. The Company cannot assure you that the trading price of the Common Stock after the Reverse Stock Split will rise in exact proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Reverse Stock Split. The trading price of the Common Stock may change due to a variety of other factors, including factors related to the Company’s business, economy, industrial factors and general market conditions.

Upon effectiveness of the Reverse Stock Split, the number of shares of Common Stock held by each stockholder will be reduced by dividing the number of shares held immediately before the Reverse Stock Split by between 100 and 400.

The Reverse Stock Split will be realized simultaneously and in the same Ratio for all of the outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in any of our stockholders owning a fractional share. As described below, holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive an additional share in lieu of such fractional share. These additional shares will increase the number of post-Reverse Stock Split holders of our Common Stock to the extent there are concurrently stockholders who would otherwise have received less than one share of Common Stock after the Reverse Stock Split. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Reverse Stock Split will not change the number of authorized shares of Common Stock as designated by the Company’s amended and restated Certificate of Incorporation. Therefore, upon the effectiveness of the Reverse Stock Split, the number of shares of Common Stock remaining available for issuance will increase because the number of issued and outstanding shares of Common Stock will decrease. The remaining authorized but unissued shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products.

The table below illustrates the effect, as of the Record Date, of a Reverse Stock Split at the Ratio on the shares of Common Stock outstanding and the resulting number of shares of Common Stock available for issuance:

Reverse Stock Split Ratio	Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After the Reverse Stock Split	Shares of Common Stock Available for Issuance After the Reverse Stock Split
1:100	164,799,792	1,647,997	16,000,000
1:400	164,799,792	411,999	4,000,000

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Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

On the effective date of the Reverse Stock Split, each certificate representing shares of the Common Stock before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split. All options, warrants, convertible debt instruments (other than the Acquisition Note) and other securities will also be automatically adjusted on the effective date.

The Company anticipates that its transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into the Common Stock will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their certificates. Instead, the holders of the certificates will be contacted.

No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the exchange ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Fractional Shares

Our Board does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders who would otherwise hold a fractional share that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.75 shares of Common Stock following the Reverse Stock Split, that stockholder will receive 151 shares of the Common Stock. No stockholders will receive cash in lieu of fractional shares.

Authorized Shares

When the Reverse Stock Split is effected, the Amended and Restated Certificate of Incorporation will reduce the number of authorized shares in the amount of shares of the Common Stock to 500,000,000.

Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated par value on our balance sheet attributable to our Common Stock will be reduced and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value per share of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding as a result of the Reverse Stock Split.

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Federal Income Tax Consequences

The following is a summary of material federal income tax consequences of the Reverse Stock Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well prospectively. This summary also assumes that the shares are held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder’s own tax advisor with respect to the consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon the stockholder’s receipt of shares pursuant to the Reverse Stock Split. The aggregate tax basis of the shares received in the Reverse Stock Split would be the same as the stockholder’s aggregate tax basis in the shares exchanged. The stockholder’s holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the Reverse Stock Split.

The Company’s beliefs regarding the tax consequence of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

PROPOSAL 2 THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On January 10, 2022, the Majority Shareholders by written consent adopted and ratified the Amended and Restated Certificate of Incorporation, substantially in the form set for the in Annex A herein, in order to effect the Reverse Stock Split of the Company’s Common Stock.

We will not file the Amended and Restated Certificate of Incorporation with the Secretary of the State of Nevada until 20 calendar days after the first mailing date of this information statement to the Company’s stockholders of record as of the Record Date.

The foregoing description of the Amended and Restated Certificate of Incorporation is not intended to be complete and qualified in its entirety by reference thereto, which is attached herein as Annex A.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information known to us regarding the beneficial ownership of our Common Stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into the Common Stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of the Common Stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

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Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

As of the Record Date, we had 164,799,792 shares of the Common Stock issued and outstanding and 501,887,532 shares of Series A Preferred Stock issued and outstanding.

	Number of Shares Beneficially Owned(1)	Percentage of common equity beneficially owned (2)
Michael Yurkowsky, Director and Officer (3)	6,208,979	0.93%
William E. Horne, Director (4)	29,850,111	4.43%
Raymond Monteleone, Director	3,000,000	0.45%
Jeremy Daniel, Officer	1,000,000	0.15%
RMS Shareholder, LLC	50,925,276	7.65%
FWHC Holdings (5)	654,961,014	68.65%
CFRS Investments, LLC (6)	77,416,438	11.62%
CTS Equities Holdings (7)	62,797,455	9.43%
DB-BZ, LLC (8)	35,148,729	5.28%
Officers and Directors as a Group (4 persons)	40,059,090	2.91%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares beneficially owned and options and warrants exercisable within 60 days. Beneficial ownership is based on information furnished by the individuals or entities.
(2)	Percentage calculated using for each person or entity the sum of that person’s or entity’s outstanding shares plus shares from exercisable options and warrants and shares from convertible securities divided by the sum of total outstanding shares plus that person’s or entity’s outstanding shares plus shares from exercisable options and warrants and shares from convertible securities.
(3)	Represents Mr. Yurkowsky’s 50% ownership in YPH, LLC which entitles him to 1,451,151 common shares, 1,825,343 Series A Preferred Shares, and 932,486 warrants which are exercisable within 60 days of December 31, 2021. It also included 2,000,000 options, exercisable within 60 days, personally held by Mr. Yurkowsky.
(4)	Includes 8,443,207 common shares held with RMS Shareholder, LLC through Horne Management, LLC (of which Mr. Horne owns 96%), 829,664 common shares held with RMS Shareholder, LLC through Uyona Management (of which Mr. Horne owns 90%) and 3,655,382 Series A Preferred Stock shares and 1,869,667 warrants through Uyona Management II, (of which Mr. Horne owns 33%). It also includes 44,368,278 common shares and 5,208,278 warrants held by Horne Management directly with the Company along with 4,725,634 common shares and 750,000 options, exercisable within 60 days of December 31, 2021, held personally by Mr. Horne.
(5)	Represents 15,518,111 common shares, 351,416,470 Series A Preferred Stock shares, and 288,026,433 warrants which are exercisable within 60 days of December 31, 2021 held by FWHC Holdings, LLC, FWHC Bridge, LLC, and FWHC Bridge Friends, LLC.
(6)	Represents 51,208,219 Series A Preferred Stock shares, and 26,208,219 warrants which are exercisable within 60 days of December 31, 2021.
(7)	Represents 3,750,000 common shares, 36,577,299 Series A Preferred Stock shares and 22,470,156 warrants which are exercisable within 60 days of December 31, 2021 held by Blue Zone Med, LLC, Chris T. Sullivan, and CTS Equities, L.P.
(8)	Represents 3,750,000 common shares, 18,288,650 Series A Preferred Stock shares and 13,110,079 warrants which are exercisable within 60 days of December 31, 2021.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Proposal, and we do not intend to independently provide stockholders with any such right.

STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one information statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this information statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, to our Chief Financial Officer at 201 East Kennedy Blvd, Suite 700, Tampa, Florida, 33602. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this information statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

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SEC PERIODIC REPORTS

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

The Company’s comprehensive Annual Report on Form 10-K can be accessed through the SEC’s website or are available from the Company, without charge, by first-class mail or other equally prompt means of delivery following receipt of a written or oral request directed to our Corporate Secretary, at H-CYTE, Inc., 201 East Kennedy Blvd, Suite 700, Tampa, Florida, 33602.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, information statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, information statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files reports, information statements and other information electronically with the SEC. You may access information on the Company at the SEC web site containing reports, information statements and other information at http://www.sec.gov. This information statement describes the material elements of relevant contracts, exhibits and other information attached as annexes or exhibits to this information statement. Information and statements contained in this information statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex or exhibit to this document.

PROPOSALS BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

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The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses; and what effect the current COVID-19 pandemic may have on the Company.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

By Order of the Board of Directors

/s/
Michael Yurkowsky
Title:	Chief Executive Officer
Date:	[ ], 2022

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ANNEX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

A-1

AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

H-CYTE, INC.

Pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”), the undersigned corporation adopts the following Amendment to the Articles of Incorporation.

1. NAME OF CORPORATION. The name of the corporation is H-Cyte, Inc. (the “Corporation”).

2. AMENDMENT TO THE ARTICLES OF INCORPORATION. The amendment[s] adopted by the Corporation [is/are] set out in full as follows:

The fourth paragraph of the Second Amended and Restated Articles of Incorporation is amended to reduce the number of shares of common stock authorized from 1,600,000,000 to 500,000,000.

Effective as of 12:01 a.m., Nevada time on [           ], 2022, every [             ] shares of common stock of the Corporation then issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of common stock of the Corporation (the “Reverse Stock Split”); provided, however, that the number and par value of shares of common stock and the number and par value of shares of preferred stock authorized pursuant to the Second Amended and Restated Articles of Incorporation shall not be altered. No fractional shares shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of common stock, the Corporation shall, in lieu of issuing any such fractional share, round such fractional share up to the nearest whole share.

3. STOCKHOLDER APPROVAL. This Amendment to the Second Amended and Restated Articles of Incorporation has been approved by the Stockholders pursuant to the Nevada Corporations Act.

4. EFFECTIVE DATE OF FILING. This Certificate of Amendment to the Second Amended and Restated Articles of Incorporation shall be effective on [       ].

IN TESTIMONY HEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation as of [    ].

Date:	[ ]

By:	[ ]
Title:	[ ]

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